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                                                              EXHIBIT 10.35
                                                                Page 1


                     MODIFICATION OF LOAN AND SECURITY AGREEMENT




    WHEREAS, this agreement is in reference to a loan which is evidenced by an instrument entitled LOAN AND SECURITY AGREEMENT ("AGREEMENT"), dated May 21, 1996, executed by and between LEE PHARMACEUTICALS as "BORROWER" and PREFERRED BUSINESS CREDIT, INC. ("PBC"), as "LENDER."

    NOW THEREFORE, it is agreed by the undersigned parties that the AGREEMENT shall be amended in the following respect:

    In Section 2.1(a) of the AGREEMENT, PBC agrees to make revolving advances to Borrower in an amount equal to the lesser of (I) Seventy percent (70%) of the amount of Eligible Accounts; and (II) an amount equal to Borrower's cash collections for the immediately preceding forty-five (45) day period.

    Except as noted above, all the terms, conditions and provisions of said AGREEMENT shall remain unchanged and in full force and effect.



DATE:    September 10, 1997

PREFERRED BUSINESS CREDIT, INC.   AGREED AND ACCEPTED:
                                  LEE PHARMACEUTICALS
BY:
         Farhad Motia
-------------------------------
    Farhad Motia, President
                                  BY:  Ronald G. Lee
                                     -------------------------
                                  Ronald G. Lee, President